                               EXHIBIT 1 A (3) (a)

                         DISTRIBUTION AGREEMENT BETWEEN
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                       AND
                         CIGNA FINANCIAL ADVISORS, INC.


             Incorporated by reference to Exhibit 3 (a) Registration
               Statement on Form S-6 (File Number 33-609670) filed
              July 11, 1995 by CG Variable Life Insurance Separate
              Account A as Registrant and Connecticut General Life
                        Insurance Company as Depositor.